UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 9, 2011 (May 4, 2011)
HCA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11239	27-3865930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 344-9551
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01.	Entry into a Material Definitive Agreement.	3

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.	4

Item 9.01.	Financial Statements and Exhibits.	4

Item 1.01.	Entry into a Material Definitive Agreement.
     On May 4, 2011, HCA Holdings, Inc.’s (the “Company”) direct and wholly owned subsidiary, HCA Inc. (“HCA”) entered into (i) the Restatement Agreement (the “Cash Flow Restatement Agreement”) by and among HCA, HCA UK Capital Limited (the “European Subsidiary Borrower” and, together with HCA, the “Borrowers”), the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent to the Credit Agreement, dated as of November 17, 2006, as amended on February 16, 2007, March 2, 2009, June 18, 2009, April 6, 2010 and November 8, 2010 (the “Cash Flow Credit Agreement”), by and among the Borrowers, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent and (ii) Amendment No. 2 (the “ABL Restatement Agreement”) by and among HCA, the subsidiary borrowers party thereto, the lenders party thereto and Bank of America, N.A. as administrative agent and collateral agent to the Credit Agreement, dated as of November 17, 2006, as amended and restated on June 20, 2007 and as further amended on March 2, 2009 (the “ABL Agreement” and, together with the Cash Flow Credit Agreement, the “Credit Agreements”), by and among HCA, the subsidiary borrowers party thereto, the lenders party thereto and Bank of America, N.A. as administrative agent and collateral agent.
     The Cash Flow Restatement Agreement and the ABL Restatement Agreement amend the Cash Flow Credit Agreement and the ABL Agreement, respectively, to, among other things, (i) permit HCA and its Restricted Subsidiaries (as defined in the respective Credit Agreements) to issue new unsecured and second lien notes so long as HCA would be, following such issuance, in compliance with its maintenance covenants under the respective Credit Agreements, the maturity of the new notes is later than the Final Maturity Date, as defined in the Credit Agreements, and the covenants of the new notes are no more restrictive than those under HCA’s existing second lien notes, (ii) allow HCA and its Restricted Subsidiaries to issue new first lien notes and first lien term loans, subject to a maximum first lien leverage ratio of 3.75 to 1.00, so long as HCA complies with the same covenant restrictions that apply to the issuance of new unsecured and second lien notes described above and the maturity of the new first lien debt is later than the Final Maturity Date, as defined in the Credit Agreements and (iii) revise the change of control definition to provide that, in addition to acquiring, on a fully diluted basis, at least 35% of HCA’s voting stock, a third party must also acquire, on a fully diluted basis, ownership of HCA’s voting stock greater than that then held by those equity holders of the Company that existed prior to the Company’s initial public offering in order to trigger a change of control.
     In addition to the amendments described above, the ABL Restatement Agreement amends the ABL Agreement to (A) remove restrictions on the prepayment of second lien, senior unsecured or subordinated debt, and the making of restricted payments, investments and dividends, subject to the satisfaction of certain payment conditions, which include a minimum borrowing availability, and a minimum consolidated EBITDA to consolidated interest coverage ratio of 1.50 to 1.00 and (B) add a general investment basket of $500.0 million which is not subject to the payment conditions.
     In addition to the amendments described above, the Cash Flow Restatement Agreement amends the Cash Flow Credit Agreement to (A) remove restrictions on the prepayment of second lien, senior unsecured or subordinated debt and (B) increase the general investment basket from $1.5 billion to the greater of (i) $3.0 billion or (ii) 12% of HCA’s total assets.
     The Cash Flow Restatement Agreement also (i) extends the maturity date of $593,786,955.22 of the Borrowers’ term loan A facility from November 17, 2012 to May 2, 2016 and increases the ABR margin and LIBOR margin with respect to such extended term loans to 1.50% and 2.50%, respectively, and (ii) extends the maturity date of $537,309,995.07 of the Borrower’s term loan A facility from November 17, 2012 to May 1, 2018 and $1,835,538,851.05 of the Borrowers’ B-1 term loan facility from November 17, 2013 to May 1, 2018 and increases the ABR margin and LIBOR margin with respect to such extended term loans to 2.25% and 3.25%, respectively.
     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Cash Flow Restatement Agreement and the ABL Restatement Agreement, copies of which are filed, respectively, as exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit

10.1	Restatement Agreement, dated as of May 4, 2011, by and among HCA Inc., HCA UK Capital Limited, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent to the Credit Agreement, dated as of November 17, 2006, as amended on February 16, 2007, March 2, 2009, June 18, 2009, April 6, 2010 and November 8, 2010.

10.2	Amendment No. 2, dated as of May 4, 2011, by and among HCA Inc., the subsidiary borrowers party thereto, the lenders party thereto and Bank of America, N.A. as administrative agent and collateral Agent to the Credit Agreement, dated as of November 17, 2006, as amended and restated on June 20, 2007 and as further amended on March 2, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HOLDINGS, INC.
By:	/s/ David G. Anderson
David G. Anderson
Senior Vice President — Finance and Treasurer

Date: May 9, 2011

INDEX TO EXHIBITS

Exhibit Number	Exhibit

10.1	Restatement Agreement, dated as of May 4, 2011, by and among HCA Inc., HCA UK Capital Limited, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent to the Credit Agreement, dated as of November 17, 2006, as amended on February 16, 2007, March 2, 2009, June 18, 2009, April 6, 2010 and November 8, 2010.

10.2	Amendment No. 2, dated as of May 4, 2011, by and among HCA Inc., the subsidiary borrowers party thereto, the lenders party thereto and Bank of America, N.A. as administrative agent and collateral Agent to the Credit Agreement, dated as of November 17, 2006, as amended and restated on June 20, 2007 and as further amended on March 2, 2009.